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                               BISHOP STREET FUNDS

                      BISHOP STREET TAX MANAGED EQUITY FUND

                Supplement dated November 12, 2002 to Prospectus and Statement of Additional Information (SAI) dated November 12, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI, AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

The Bishop Street Tax Managed Equity Fund has not yet commenced the continuous offering of its Class A Shares. Please contact the Fund at 1-800-262-9565 or your authorized broker or financial institution for more information on Class A Shares' availability.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.